UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2013

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Item 1.01	Entry into Material Definitive Agreement and

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 14, 2013, Prologis Japan Finance Y.K., a Japanese tokurei yugen kaisha and a subsidiary of Prologis, Inc. (“Prologis”), as the initial borrower, and Prologis and Prologis, L.P. (“Operating Partnership”), as guarantors, entered into a JPY45.0 billion (USD$459,823,000 using the exchange rate as of August 16, 2013) Fourth Amended and Restated Revolving Credit Agreement (the “Yen Revolver”) with various lenders and Sumitomo Mitsui Banking Corporation, as Administrative Agent. The Operating Partnership may increase the availability under the Yen Revolver to an amount not exceeding JPY56.5 billion (USD$577,334,000 using the exchange rate as of August 16, 2013) by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments.

The Yen Revolver is scheduled to mature on May 14, 2018. Pricing under the Yen Revolver, including the spread over LIBOR and the rates applicable to facility fees and letter of credit fees, varies based upon the public debt ratings of the Operating Partnership as in effect from time to time. The Yen Revolver contains customary representations, covenants (including certain financial tests applicable to Prologis) and defaults (including a cross-acceleration to other recourse indebtedness of more than $50,000,000).

Concurrently with the effectiveness of the Yen Revolver, ProLogis Tokyo Finance Investment Limited Partnership became a borrower under the Yen Revolver pursuant to a joinder agreement. Additional subsidiaries of the Operating Partnership may become borrowers under the Yen Revolver from time to time. Prologis and the Operating Partnership have unconditionally guaranteed the obligations of all borrowers under the Yen Revolver.

The Yen Revolver and Guaranty of Payment have been included herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Fourth Amended and Restated Revolving Credit Agreement dated as of August 14, 2013 among Prologis Japan Finance Y.K., as initial borrower, Prologis, Inc. and Prologis, L.P., as guarantors, the banks listed on the signature pages thereof, and Sumitomo Mitsui Banking Corporation, as Administrative Agent.

10.2	Guaranty of Payment, dated as of August 14, 2013, among Prologis, Inc. and Prologis, L.P., as guarantors, Sumitomo Mitsui Banking Corporation, as Administrative Agent, for the banks that are from time to time parties to the Fourth Amended and Restated Revolving Credit Agreement, dated as of August 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2013

PROLOGIS, INC.

	By:	/s/ Michael T. Blair
	Name:	Michael T. Blair
	Title:	Managing Director, Deputy General Counsel and Assistant Secretary

Date: August 16, 2013

PROLOGIS, L.P.
By: Prologis, Inc.,
its General Partner

	By:	/s/ Michael T. Blair
	Name:	Michael T. Blair
	Title:	Managing Director, Deputy General Counsel and Assistant Secretary